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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 31, 2002



                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                        0-23223                     06-1331400
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(State or other                 (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5.   Other Events.

On January 31, 2002, the Registrant issued a press release to announce its financial results for the year ended December 31, 2001 and provide guidance on its business and financial outlook for the current year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         Exhibit 99.1 - Press Release dated January 31 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CURAGEN CORPORATION
                                         (Registrant)



Date: January 31, 2002                   By: /s/ David M. Wurzer
                                            --------------------------------
                                            Name:  David M. Wurzer
                                            Title: Executive Vice President
                                                   and Chief Financial Officer




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